UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street Suite 2   Omaha, Nebraska  68130

(Address of principal executive offices)

(Zip code)

James Ash, Gemini Fund Services, LLC.

17605 Wright Street Suite 2   Omaha, Nebraska  68130

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

3/31

Date of reporting period:   9/30/12

Item 1.  Reports to Stockholders.

GREAT LAKES FUNDS

SMALL CAP OPPORTUNITY FUND

DISCIPLINED EQUITY FUND

Semi-Annual Report

September 30, 2012

1-877-942-8434

www.glafunds.com

Distributed by Northern Lights Distributors, LLC

Member FINRA

Great Lakes Small Cap Opportunity Fund

For the six months ended September 30, 2012, your mutual fund “A” and “I” share classes declined by 4.65% and 4.50%, respectively.  During the same period the Russell 2000 Index gained 1.60%.

Yet again, equity markets deteriorated in the spring as fears spread of financial calamity in Europe.  Though the US economy had been showing feint signs of improvement, talk of the “fiscal cliff” and Washington’s inability to make any much-needed progress on fiscal policy resulted in businesses and the consumer once more pulling in their horns. The Russell 2000 Smallcap Index declined by more than 8% in April and May, and our overweight positions in Industrial and Technology stocks caused our portfolio to decline even further.  We were poorly positioned for such a precipitous decline; for example, though our relatively defensive health care positions performed quite well (appreciating by more than 26% in the six month timeframe), we were underweight that sector because we have no exposure to small cap biotechnology or pharmaceuticals.  Also, our lack of exposure to classically “defensive” investments such as Utilities and REITs (though we don’t consider REITs defensive) cost us as much as 70 basis points versus the index.

From April to June crude oil prices tumbled 22%, and during the six month period the small cap Energy sector declined by more than 8%.  Our energy positions performed much better than the sector, but did not contribute positive performance for the period.

Those positions making the largest positive contribution during the six months include:

•

Delek US Holdings (DK, 2.4% holding during the period), a refiner and marketer of transportation fuels.  DK has benefited from its ability to run its refineries at very high operating rates at a time when the spread between its cost of crude oil and the price at which it can sell its fuel products is at very high levels.

•

Collective Brands (PSS, 2% holding), which operates Payless ShoeSource and other footwear-related businesses, agreed to be acquired by Wolverine Worldwide and other investors for $21.75 per share.  The transaction closed on October 9.

•

US Physical Therapy, (USPH, 1.4% holding), an operator of outpatient physical therapy locations, benefited from our expected improvement in operating leverage as patient volume and pricing recovered from a weak 2H 2011.  We continue to see substantial opportunity for management to expand the business through prudent investment in additional therapy practices and corporate partnerships.

Those positions having the largest adverse effect on results in the six-month period:

•

Arkansas Best Corp. (ABFS, 2.7% holding), a trucking company that suffered from a slowing US economy during the period.  To make matters worse, we had expected the company to prevail in a lawsuit that would have substantially reduced its labor costs.  Instead, the district court ruled that ABFS had not exhausted its arbitration remedies under the contract, setting the process back at least two years and damaging the company’s ability to effectively compete in a slowing market.  As a result we sold our position in the stock.

•

Xtreme Drilling and Coil Services (XDC-CN, 0.6% holding), a small Canadian energy equipment company with technology designed to more efficiently drill in difficult environments.  Despite demonstrating the value of its differentiated technology, a combination of lower oil prices and difficulty procuring certain components required the company to renegotiate its lending agreements and issue stock at unattractive prices.  We have recently exited our position in this stock.

•

Tech Data Corporation (TECD, 3.2% holding), a wholesale distributor of a wide range of technology products.  Slower technology spending. Coupled with events in Europe, where TECD derives 60% of its revenue, scared investors and led to a 16% decline in the stock.  Though the company also struggled with the installation of a new inventory accounting system, we believe business in Europe is holding up better than feared and TECD will continue to generate very attractive returns on capital, far in excess of those expected by the broader market. (Portfolio holdings are subject to change at any time and should not be considered investment advice)

Outlook

Small Cap investors are very much in a wait-and-see frame of mind, and it is hard to blame them.  The US Presidential election is just several weeks away, and the outcome may have a profound effect on fiscal policy for years to come. There still remains abundant skepticism that our elected officials will be able to put in place longer term solutions to this country’s fiscal woes, regardless of which party controls the White House.  The Fed has signaled that it will take additional steps as necessary to loosen monetary policy; with the spigots already opened wide it is hard to imagine they can do much more.  In such an environment, both consumers and business managers are loath to take on substantial financial commitments. Of course, the European financial saga continues to limp along.  While not commanding the headlines every day, as it did this past spring, it is far from clear that a longer term fix to Europe’s financial woes is achievable any time soon.

In this climate we are hearing that conditions in the US are “okay”, parts of Europe are better than feared, but that growth in China continues to slow from its more lofty levels.  China, of course, is a huge economy, and there remain pockets of strength in certain areas. It is also unclear to us whether or not the Chinese government will apply stimulus to the economy at year’s end, as some expect, and whether and when such stimulus will have an impact.

In this environment we continue to expect economic growth in the US to “muddle along”. We remain quite happy with the composition of our portfolio – which we believe is characterized by healthy returns on capital, solid management, little debt, and attractive free cash flow.  While further downside in equity markets is always possible, we also believe that any improvement in global economic conditions might lead to sizable opportunities for smaller, well capitalized companies such as those we own that are poised to take advantage of improving economic conditions.

We appreciate your continued confidence and support.

Sincerely,

Gary Lenhoff

Portfolio Manager

Fund Shareholder

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Great Lakes Advisors or any other person in the Great Lakes organization. Any such views are subject to change at any time based upon market or other conditions and Great Lakes Advisors disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Great Lakes Small Cap Opportunity Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Great Lakes Advisors - advised fund.

The Russell 2000® Index is an unmanaged index that is a widely recognized indicator of small capitalization company performance. 1819-NLD-11/09/2012

GREAT LAKES SMALL CAP OPPORTUNITY FUND
PORTFOLIO REVIEW
September 30, 2012 (Unaudited)

The Fund's performance figures* for the period ending September 30, 2012, compared to its benchmark:

	Six Months Ended September 30, 2012	Year Ended September 30, 2012	Inception** - September 30, 2012

Great Lakes Small Cap Opportunity Fund – Class A	-4.65%	29.43%	20.12%
Great Lakes Small Cap Opportunity Fund – Class A with load	-9.45%	23.00%	18.51%
Great Lakes Small Cap Opportunity Fund – Class I	-4.50%	29.87%	20.48%
Russell 2000 Total Return Index	1.60%	31.91%	18.57%

* The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.    The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Returns greater than 1 year are annualized. For performance information current to the most recent month-end, please call 1-877-942-8434.

** Inception date is December 5, 2008 for Class A and I shares.

Top Holdings by Industry	% of Net Assets
Electronics	13.1%
Insurance	9.4%
Banks	8.4%
Electrical Components & Equipment	6.4%
Apparel	6.2%
Machinery	5.4%
Retail	5.3%
Oil & Gas Services	4.8%
Healthcare Services	4.3%
Chemicals	3.2%
Other Industries	32.1%
Other Assets Less Liabilities	1.4%
	100.0%

Great Lakes Small Cap Opportunity Fund
PORTFOLIO OF INVESTMENTS (Unaudited)
September 30, 2012
Shares		Value
	COMMON STOCK - 98.6%
	APPAREL - 6.2%
29,905	Gildan Activewear Inc. - Cl. A	$ 947,390
34,680	Iconix Brand Group, Inc. *	632,563
63,008	Maidenform Brands, Inc. *	1,290,404
		2,870,357
	BANKS - 8.4%
69,934	Banco Latinoamericano de Comercio Exterior SA	1,544,842
44,726	BBCN Bancorp, Inc.	563,995
13,631	Cass Information Systems, Inc.	572,093
23,393	Home Capital Group, Inc. - ADR	1,219,698
		3,900,628
	BUILDING MATERIALS - 2.9%
32,867	Texas Industries, Inc. *	1,336,043

	CHEMICALS - 3.2%
51,693	Methanex Corp.	1,475,318

	COMMERCIAL SERVICES - 2.4%
22,925	David & Henderson Corp.	480,915
20,845	PAREXEL International Corp. *	641,192
		1,122,107
	COMPUTERS - 2.2%
30,120	Diebold, Inc.	1,015,345

	ELECTRICAL COMPONENTS & EQUIPMENT - 6.4%
125,386	Insteel Industries, Inc.	1,470,778
26,900	Littelfuse, Inc.	1,520,926
		2,991,704
	ELECTRONICS - 13.1%
51,297	Brady Corp. - Class A	1,501,976
111,801	Checkpoint Systems, Inc. *	925,712
22,741	FLIR Systems, Inc.	454,251
48,882	Rofin-Sinar Technologies, Inc. *	964,442
28,282	Tech Data Corp. *	1,281,175
67,972	Vishay Precision Group, Inc. *	950,248
		6,077,804
	ENVIRONMENTAL CONTROL - 2.3%
59,217	Darling International, Inc. *	1,083,079
See accompanying notes to financial statements.
Great Lakes Small Cap Opportunity Fund
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
September 30, 2012
Shares		Value
	HAND/MACHINE TOOLS - 2.7%
122,299	Hardinge, Inc.	$ 1,253,565

	HEALTHCARE-PRODUCTS - 1.6%
50,921	Merit Medical Systems, Inc. *	760,251

	HEALTHCARE-SERVICES - 4.3%
20,871	Centene Corp. *	780,784
13,855	Magellan Health Services, Inc. *	715,057
18,808	US Physical Therapy, Inc.	519,665
		2,015,506
	HOUSEHOLD PRODUCTS/WARES - 2.1%
96,649	AT Cross Co. *	963,591

	INSURANCE - 9.4%
38,623	Assurant, Inc.	1,440,638
44,756	Genworth MI Canada, Inc.	948,887
221,057	Maiden Holdings Ltd.	1,965,197
		4,354,722
	MACHINERY-DIVERSIFIED - 5.4%
22,192	Gardner Denver, Inc.	1,340,619
11,177	Nordson Corp.	655,196
13,903	Zebra Technologies Corp. *	521,919
		2,517,734
	OIL & GAS - 3.0%
54,930	Delek US Holdings, Inc.	1,400,166

	OIL & GAS SERVICES - 4.8%
62,784	Dawson Geophysical Co. *	1,585,924
31,620	Natural Gas Services Group, Inc. *	472,719
141,180	Xtreme Coil Drilling Corp. *	146,360
		2,205,003
	PACKAGING & CONTAINERS - 2.5%
15,857	Rock-Tenn Co.	1,144,558

	REAL ESTATE - 1.1%
6,930	Jones Lang LaSalle, Inc.	529,105
See accompanying notes to financial statements.
Great Lakes Small Cap Opportunity Fund
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
September 30, 2012
Shares		Value
	RETAIL - 5.3%
64,613	GameStop Corp.	$ 1,356,873
30,591	World Fuel Services Corp.	1,089,346
		2,446,219
	SAVINGS & LOANS - 2.9%
168,889	First Niagara Financial Group, Inc.	1,366,312

	SEMICONDUCTORS - 2.1%
37,270	MKS Instruments, Inc.	950,012

	TELECOMMUNICATIONS - 2.2%
79,037	Arris Group, Inc. *	1,010,883

	TRANSPORTATION - 2.1%
129,125	Rand Logistics, Inc. *	972,311

	TOTAL COMMON STOCK ( Cost - $42,986,539)	45,762,323

	TOTAL INVESTMENTS - 98.6% ( Cost - $42,986,539) (a)	$ 45,762,323
	OTHER ASSETS LESS LIABILITIES - 1.4%	659,230
	NET ASSETS - 100.0%	$ 46,421,553

* Non-income producing security.
ADR - American Depositary Receipt
(a) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is substantially the same and differs from market value by net unrealized appreciation/(depreciation) of securities as follows:
Unrealized appreciation:		$ 4,532,389
Unrealized depreciation:		(1,756,605)
Net unrealized appreciation:		$ 2,775,784

See accompanying notes to financial statements.

Great Lakes Disciplined Equity Fund

For the six months ended September 30, 2012, your mutual fund share A, I and Y share classes increased 3.62%, 3.73% and 3.72%, respectively.  The S&P 500 Index return was 3.42% during the period.  Central banks are giving us unprecedented intervention, and election-year uncertainty and the oft-discussed fiscal cliff add to the volatility.  Despite the significant appreciation in the broad market over the past year, we believe heightened risk aversion remains the underlying trend.

The S&P 500 Index advanced just under three and one-half percent during the six months ended September 30th, and once again the modest return obscures some exceptional volatility.  The Index moved in a 14% range over this time frame.  As mentioned above, primary drivers of this volatility included continued central bank intervention, the presidential election cycle, the looming fiscal cliff, and the prospective end and subsequent extension of quantitative easing.  In particular, the latter manifested itself in a risk-off to risk-on trade across the market during these six months.

Our industry positioning continues to hamper The Fund’s performance relative to the benchmark.  In particular, the portfolio’s overweight of the cyclical Truck/Sea/Air Freight and Semiconductor industries had a negative impact on Fund performance.  Conversely, our stock selection had a strong positive impact on performance.

Portfolio holdings are subject to change at any time and should not be considered investment advice.

Outlook

We believe US stocks remain very inexpensive relative to US Treasuries, and fairly priced based on current relative to historical ratios.  Within the US equity market, large-cap stocks appear more attractively priced than small-cap stocks.  We may see a substantial relief rally if Congress is able to arrive at a sensible means of handling the fiscal cliff.  Central banks appear to have embarked on a massive experiment, and appear willing to ignite inflation to achieve more substantial economic growth (and greater employment).    However, we believe stocks can provide a hedge against inflation.

We expect the central banks will be successful in pushing equities higher, but expect the rise to be driven by less risky stocks.

S&P 500 Index is an unmanaged composite of 500 large capitalization companies.  This index is widely used by professional investors as a performance benchmark for large-cap stocks.  You cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

1820-NLD-11/09/2012

GREAT LAKES DISCIPLINED EQUITY FUND
PORTFOLIO REVIEW
September 30, 2012 (Unaudited)

The Fund's performance figures* for the period ending September 30, 2012, compared to its benchmark:

	Six Months Ended September 30, 2012	Year Ended September 30, 2012	Inception** - September 30, 2012

Great Lakes Disciplined Equity Fund – Class A	3.62%	29.04%	14.86%
Great Lakes Disciplined Equity Fund – Class A with load	-1.57%	22.56%	13.09%
Great Lakes Disciplined Equity Fund – Class I	3.73%	29.42%	15.17%
Great Lakes Disciplined Equity Fund – Class Y	3.72%	29.53%	15.22%
S & P 500 Total Return Index	3.42%	30.20%	15.97%

* The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.    The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Returns greater than 1 year are annualized. For performance information current to the most recent month-end, please call 1-877-942-8434.

** Inception date is June 1, 2009.

Top Holdings by Industry	% of Net Assets
Computers	12.3%
Diversified Financial Services	5.8%
Media	5.8%
Banks	4.9%
Transportation	4.9%
Pharmaceuticals	4.5%
Miscellaneous Manufacturing	4.4%
Retail	4.4%
Semiconductors	4.4%
REITs	3.9%
Other Industries	43.5%
Other Assets Less Liabilities	1.2%
	100.0%

Great Lakes Disciplined Equity Fund
PORTFOLIO OF INVESTMENTS (Unaudited)
September 30, 2012
Shares		Value
	COMMON STOCK - 98.8%
	AEROSPACE/DEFENSE - 3.6%
12,440	Boeing Co.	$ 866,073
27,400	Raytheon Co.	1,566,184
		2,432,257
	AGRICULTURE - 2.7%
20,770	Philip Morris International, Inc.	1,868,054

	BANKS - 4.9%
32,200	Fifth Third Bancorp	499,422
202,500	KeyCorp	1,769,850
52,400	Regions Financial Corp	377,804
4,900	US Bancorp	168,070
16,400	Wells Fargo & Co.	566,292
		3,381,438
	BEVERAGES - 0.6%
4,800	Beam Inc.	276,192
4,400	Coca-Cola Co.	166,892
		443,084
	BIOTECHNOLOGY - 1.0%
10,020	Gilead Sciences, Inc. *	664,627

	CHEMICALS - 1.6%
9,300	PPG Industries, Inc.	1,068,012

	COMMERCIAL SERVICES - 3.1%
28,900	Equifax, Inc.	1,346,162
16,010	Verisk Analytics Inc. - Cl. A *	762,236
		2,108,398
	COMPUTERS - 12.3%
7,410	Apple, Inc.	4,944,397
6,200	EMC Corp. *	169,074
11,740	Hewlett-Packard Co.	200,284
15,020	International Business Machines Corp.	3,115,899
		8,429,654
	COSMETICS/PERSONAL CARE - 3.6%
11,660	Colgate-Palmolive Co.	1,250,185
17,430	Procter & Gamble Co.	1,208,945
		2,459,130
	DIVERSIFIED FINANCIAL SERVICES - 5.8%
9,200	BlackRock, Inc.	1,640,360
5,900	Franklin Resources, Inc.	737,913
8,600	T Rowe Price Group, Inc.	544,380
7,710	Visa, Inc.	1,035,299
		3,957,952
See accompanying notes to financial statements.
Great Lakes Disciplined Equity Fund
PORTFOLIO OF INVESTMENTS (Unaudited)(Continued)
September 30, 2012
Shares		Value
	ELECTRIC - 3.2%
22,940	Northeast Utilities	$ 876,996
24,260	SCANA Corp.	1,171,030
5,400	Xcel Energy, Inc.	149,634
		2,197,660
	ELECTRONICS - 2.6%
4,400	Thermo Fisher Scientific, Inc.	258,852
27,000	Tyco International LTD.	1,519,020
		1,777,872
	FOOD - 0.3%
4,300	Mondelez International, Inc.	177,805

	FOREST PRODUCTS & PAPER - 0.6%
11,400	International Paper Co.	414,048

	HEALTHCARE-PRODUCTS - 3.5%
5,600	Becton Dickinson and Co.	439,936
9,000	Medtronic, Inc.	388,080
5,200	Stryker Corp.	289,432
18,600	Zimmer Holdings, Inc.	1,257,732
		2,375,180
	HEALTHCARE-SERVICES - 1.7%
2,960	UnitedHealth Group, Inc.	164,013
17,200	WellPoint, Inc.	997,772
		1,161,785
	HOME BUILDERS - 0.3%
6,800	Lennar Corp.	236,436

	INSURANCE - 2.6%
3,500	Aflac, Inc.	167,580
18,400	American International Group, Inc. *	603,336
28,420	MetLife, Inc.	979,353
		1,750,269
	INTERNET - 1.5%
1,390	Google, Inc. - CL A *	1,048,755

	LODGING - 1.9%
24,630	Wyndham Worldwide Corp.	1,292,582

	MEDIA - 5.8%
7,150	McGraw-Hill Cos, Inc.	390,319
10,800	Thomson Reuters Corp.	311,688
45,300	Time Warner, Inc.	2,053,449
22,000	Viacom, Inc.	1,178,980
		3,934,436

See accompanying notes to financial statements.
Great Lakes Disciplined Equity Fund
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
September 30, 2012
Shares		Value
	MISCELLANEOUS MANUFACTURING - 4.4%
132,670	General Electric Co.	$ 3,012,936

	OIL & GAS - 2.2%
5,540	Exxon Mobil Corp.	506,633
7,700	Noble Energy, Inc.	713,867
2,800	Pioneer Natural Resources Co.	292,320
		1,512,820
	OIL & GAS SERVICES - 3.6%
21,870	National Oilwell Varco, Inc.	1,752,006
13,100	Oceaneering International, Inc.	723,775
		2,475,781
	PACKAGING & CONTAINERS - 0.4%
6,300	Ball Corp.	266,553

	PHARMACEUTICALS - 4.5%
2,600	Abbott Laboratories	178,256
7,386	Express Scripts Holding Co. *	462,881
18,980	McKesson Corp.	1,632,849
32,500	Pfizer, Inc.	807,625
		3,081,611
	PIPELINES - 1.0%
8,700	ONEOK, Inc.	420,297
7,700	Williams Cos., Inc.	269,269
		689,566
	REITS - 3.9%
18,480	American Tower Corp.	1,319,287
2,800	Macerich Co.	160,244
9,700	ProLogis, Inc.	339,791
5,700	Simon Property Group, Inc.	865,317
		2,684,639
	RETAIL - 4.4%
20,560	CVS Caremark Corp.	995,515
24,110	Home Depot, Inc.	1,455,521
9,080	Ross Stores, Inc.	586,568
		3,037,604
	SEMICONDUCTORS - 4.4%
87,840	Intel Corp.	1,992,211
31,220	Linear Technology Corp.	994,357
		2,986,568
See accompanying notes to financial statements.
Great Lakes Disciplined Equity Fund
PORTFOLIO OF INVESTMENTS (Unaudited)(Continued)
September, 2012
Shares		Value
	SOFTWARE - 0.8%
18,000	Oracle Corp.	$ 566,820

	TELECOMMUNICATIONS - 0.8%
15,300	AT&T, Inc.	576,810

	TRANSPORTATION - 4.9%
35,500	CSX Corp.	736,625
10,300	FedEx Corp.	871,586
24,500	United Parcel Service, Inc. - Cl. B	1,753,465
		3,361,676
	WATER - 0.3%
4,800	American Water Works Co., Inc.	177,888

	TOTAL COMMON STOCK ( Cost - $57,647,261)	67,610,706

	SHORT-TERM INVESTMENTS - 1.1%
	MONEY MARKET FUND - 1.1%
697,608	Goldman Sachs Financial Square Funds - Treasury Instruments Fund - Admin Shares- 0.00%+	697,608
	(Cost - $697,608)

	TOTAL INVESTMENTS - 99.9% ( Cost - $58,344,869) (a)	$ 68,308,314
	OTHER ASSETS LESS LIABILITIES - 0.1%	49,818
	NET ASSETS - 100.0%	$ 68,358,132

* Non-income producing security.
+ Money market fund; interest rate reflects seven-day effective yield on September 30, 2012.
REIT - Real Estate Investment Trust
(a) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is substantially the same and differs from market value by net unrealized appreciation/(depreciation) of securities as follows:
Unrealized appreciation:		$ 10,508,130
Unrealized depreciation:		(544,685)
Net unrealized appreciation:		$ 9,963,445

See accompanying notes to financial statements.

GREAT LAKES FUNDS
STATEMENTS OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2012
	Great Lakes Small Cap Opportunity Fund	Great Lakes Disciplined Equity Fund
ASSETS
Investment securities:
At cost	$ 42,986,539	$ 58,344,869
At value	$ 45,762,323	$ 68,308,314
Cash	698,957
Dividends and interest receivable	26,975	87,465
Prepaid expenses & other assets	12,643	14,692
TOTAL ASSETS	46,500,898	68,410,471

LIABILITIES
Investment advisory fees payable	19,832	15,259
Payable for Fund shares redeemed	29,900	4,064
Distribution (12b-1) fees payable	2,376	1,447
Fees payable to other affiliates	10,163	7,175
Accrued expenses and other liabilities	17,074	24,394
TOTAL LIABILITIES	79,345	52,339
NET ASSETS	$ 46,421,553	$ 68,358,132

Net Assets Consist Of:
Paid in capital [no par value, unlimited shares authorized]	$ 41,545,999	$ 55,933,807
Undistributed net investment income (loss)	74,745	(328)
Accumulated net realized gains from security and foreign currency transactions	2,025,025	2,461,208
Net unrealized appreciation of investments	2,775,784	9,963,445
NET ASSETS	$ 46,421,553	$ 68,358,132

Net Asset Value Per Share:
Class A Shares:
Net Assets	$ 12,248,633	$ 70,883
Shares of beneficial interest outstanding	819,043	4,965
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share	$ 14.95	$ 14.28
Maximum offering price per share (maximum sales charges of 5.00%) (a)	$ 15.74	$ 15.03

Class I Shares:
Net Assets	$ 34,172,920	$ 18,674,515
Shares of beneficial interest outstanding	2,268,350	1,304,008
Net asset value (Net Assets ÷ Shares Outstanding), offering price
and redemption price per share	$ 15.07	$ 14.32

Class Y Shares:
Net Assets		$ 49,612,734
Shares of beneficial interest outstanding		3,476,461
Net asset value (Net Assets ÷ Shares Outstanding), offering price
and redemption price per share		$ 14.27

(a)	On investments of $1 million or more, the maximum sales charge will not apply. Instead, the investment may be subject to a 1.00%
contingent deferred sales charge if shares are redeemed within 12 months of purchase and a dealer's commission was paid.

See accompanying notes to financial statements.

GREAT LAKES FUNDS
STATEMENTS OF OPERATIONS (Unaudited)
For the Six Months Ended September 30, 2012

	Great Lakes Small Cap Opportunity Fund	Great Lakes Disciplined Equity Fund
INVESTMENT INCOME
Dividends (foreign taxes withheld of $8,778 and $0, respectively)	$ 311,895	$ 661,597
Interest	445	6
TOTAL INVESTMENT INCOME	312,340	661,603

EXPENSES
Investment advisory fees	135,143	193,340
Distribution (12b-1) fees - Class A	15,293	117
Distribution (12b-1) fees - Class I	-	8,603
Administration fees	21,820	24,242
Registration fees	17,356	3,471
Fund accounting fees	13,939	15,866
Transfer agent fees	10,712	11,577
Audit fees	7,935	7,935
Custody fees	8,431	10,413
Chief compliance officer fees	6,677	9,683
Legal fees	5,072	7,325
Printing expenses	4,080	5,861
Trustees' fees	2,480	2,480
Insurance expense	203	293
Other expenses	1,668	2,393
TOTAL EXPENSES	250,809	303,599

Fees waived by the Advisor	(12,906)	(117,768)

NET EXPENSES	237,903	185,831
NET INVESTMENT INCOME	74,437	475,772

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gains (loss) from security transactions	(497,314)	1,289,984
Net realized loss on foreign currency transactions	(1,850)	-
Net change in unrealized appreciation/(depreciation) of investments	(1,750,903)	745,454
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	(2,250,067)	2,035,438

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
FROM OPERATIONS	$ (2,175,630)	$ 2,511,210

See accompanying notes to financial statements.

GREAT LAKES FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

	Great Lakes Small Cap Opportunity Fund		Great Lakes Disciplined Equity Fund

	For the	For the	For the	For the
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	September 30, 2012	March 31, 2012	September 30, 2012	March 31, 2012
FROM OPERATIONS	(Unaudited)		(Unaudited)
Net investment income	$ 74,437	$ 8,767	$ 475,772	$ 1,027,022
Net realized gain (loss) from security transactions and foreign
currency transactions	(499,164)	2,586,486	1,289,984	1,668,511
Net change (decrease) in unrealized
appreciation (depreciation) of investments	(1,750,903)	(1,640,084)	745,454	1,906,838
Net increase (decrease) in net assets resulting from operations	(2,175,630)	955,169	2,511,210	4,602,371

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Class A	-	(16,255)	(388)	(1,337)
Class I	-	(132,060)	(122,932)	(402,880)
Class Y	-	-	(353,434)	(1,092,687)
From net realized gains:
Class A	-	(2,063,688)	-	(2,180)
Class I	-	(5,494,562)	-	(603,126)
Class Y	-	-	-	(1,545,427)
Net decrease in net assets resulting from distributions to shareholders	-	(7,706,565)	(476,754)	(3,647,637)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	101,716	959,222	1,045	60,780
Class I	3,083,567	9,415,558	2,078,967	2,037,475
Class Y	-	-	-	1,580,200
Net asset value of shares issued in reinvestment of distributions:
Class A	-	1,973,518	20	3,517
Class I	-	2,297,952	33,340	264,066
Class Y	-	-	353,425	2,638,115
Payments for shares redeemed:
Class A	(616,535)	(1,722,373)	-	(41,725)
Class I	(2,600,489)	(4,907,072)	(1,035,059)	(4,059,983)
Class Y	-	-	(420,000)	(2,796,953)
Net increase (decrease) in net assets resulting from shares of beneficial interest	(31,741)	8,016,805	1,011,738	(314,508)

TOTAL INCREASE IN NET ASSETS	(2,207,371)	1,265,409	3,046,194	640,226

NET ASSETS
Beginning of Period	48,628,924	47,363,515	65,311,938	64,671,712
End of Period*	$ 46,421,553	$ 48,628,924	$ 68,358,132	$ 65,311,938
*Includes undistributed net investment income (loss) of:	$ 74,745	$ 308	$ (328)	$ 654

See accompanying notes to financial statements.

GREAT LAKES FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Great Lakes Small Cap Opportunity Fund		Great Lakes Disciplined Equity Fund

	For the	For the	For the	For the
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	September 30, 2012	March 31, 2012	September 30, 2012	March 31, 2012
SHARE ACTIVITY	(Unaudited)		(Unaudited)
Class A:
Shares Sold	7,039	59,008	77	4,411
Shares Reinvested	-	149,736	1	292
Shares Redeemed	(42,198)	(112,150)	-	(3,649)
Net increase (decrease) in
shares of beneficial interest outstanding	(35,159)	96,594	78	1,054

Class I:
Shares Sold	213,194	565,194	153,192	154,642
Shares Reinvested	-	173,430	2,403	21,866
Shares Redeemed	(177,830)	(310,419)	(75,082)	(314,742)
Net increase (decrease) in shares of beneficial interest outstanding	35,364	428,205	80,513	(138,234)

Class Y:
Shares Sold			-	116,277
Shares Reinvested			25,548	219,394
Shares Redeemed			(30,334)	(216,986)
Net increase (decrease) in shares of beneficial interest outstanding			(4,786)	118,685

See accompanying notes to financial statements.

GREAT LAKES
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Great Lakes Small Cap Opportunity Fund
	Class A

	For the		For the	For the	For the		For the
	Six Months Ended		Year Ended	Year Ended	Year Ended		Period Ended
	September 30, 2012		March 31, 2012	March 31, 2011	March 31, 2010		March 31, 2009	(1)
	(Unaudited)
Net asset value, beginning of period	$ 15.68		$ 18.41	$ 15.27	$ 9.56		$ 10.00
Activity from investment operations:
Net investment income/(loss) (2)	0.01		(0.03)	0.07	(0.06)		0.01
Net realized and unrealized gain/(loss)
on investments	(0.74)		0.04	4.29	6.33		(0.45)
Total from investment operations	(0.73)		0.01	4.36	6.27		(0.44)

Less distributions from:
Net investment income	-		(0.02)	(0.03)	(0.00)	(3)	-
Net realized gains	-		(2.72)	(1.19)	(0.56)		-
Total distributions	-		(2.74)	(1.22)	(0.56)		-

Net asset value, end of period	$ 14.95		$ 15.68	$ 18.41	$ 15.27		$ 9.56

Total return (4)	(4.65)%	(5)	2.87%	29.36%	66.04%		(4.40)%	(5)

Net assets, at end of period (000's)	$ 12,249		$ 13,396	$ 13,951	$ 12,999		$ 951

Ratio of gross expenses to average
net assets (6)	1.30%	(7)	1.30%	1.35%	1.73%		12.48%	(7)
Ratio of net expenses to average
net assets	1.24%	(7)	1.24%	1.24%	1.24%		1.24%	(7)
Ratio of net investment income (loss)
to average net assets	0.15%	(7)	(0.16)%	0.45%	(0.45)%		0.32%	(7)

Portfolio Turnover Rate	42%	(5)	126%	136%	47%		4%	(5)

(1)	The Great Lakes Small Cap Opportunity Fund's Class A shares (formerly Wintrust Capital Small Cap Opportunity Fund commenced operations on December 5, 2008.
(2)	Per share amounts calculated using the average shares method, which appropriately presents the per share data for the period.
(3) Amount per share is less than $0.01.
(4)	Total returns shown exclude the effect of applicable sales charges.
(5) Not annualized.
(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.
(7) Annualized.

See accompanying notes to financial statements.

GREAT LAKES
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Great Lakes Small Cap Opportunity Fund
	Class I

	For the		For the	For the	For the		For the
	Six Months Ended		Year Ended	Year Ended	Year Ended		Period Ended
	September 30, 2012		March 31, 2012	March 31, 2011	March 31, 2010		March 31, 2009	(1)
	(Unaudited)
Net asset value, beginning of period	$ 15.78		$ 18.51	$ 15.34	$ 9.57		$ 10.00

Activity from investment operations:
Net investment income/(loss) (2)	0.03		0.01	0.13	(0.03)		0.02
Net realized and unrealized gain/(loss)
on investments	(0.74)		0.05	4.30	6.36		(0.45)
Total from investment operations	(0.71)		0.06	4.43	6.33		(0.43)

Less distributions from:
Net investment income	-		(0.07)	(0.07)	(0.00)	(3)	-
Net realized gains	-		(2.72)	(1.19)	(0.56)		-
Total distributions	-		(2.79)	(1.26)	(0.56)		-

Net asset value, end of period	$ 15.07		$ 15.78	$ 18.51	$ 15.34		$ 9.57

Total return	(4.50)%	(4)	3.15%	29.69%	66.62%		(4.30)%	(4)

Net assets, at end of period (000's)	$ 34,173		$ 35,233	$ 33,412	$ 14,792		$ 2,228

Ratio of gross expenses to average
net assets (5)	1.05%	(6)	1.05%	1.10%	1.48%		12.23%	(6)
Ratio of net expenses to average
net assets	0.99%	(6)	0.99%	0.99%	0.99%		0.99%	(6)
Ratio of net investment income (loss)
to average net assets	0.40%	(6)	0.09%	0.81%	(0.20)%		0.80%	(6)

Portfolio Turnover Rate	42%	(4)	126%	136%	47%		4%	(4)

(1)	The Great Lakes Small Cap Opportunity Fund's Class I shares (formerly Wintrust Capital Small Cap Opportunity Fund) commenced operations on December 5, 2008.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3) Amount per share is less than $0.01.
(4) Not annualized.
(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor and/or Administrator.
(6) Annualized.

See accompanying notes to financial statements.

GREAT LAKES
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Great Lakes Disciplined Equity Fund
	Class A

	For the		For the	For the	For the
	Six Months Ended		Year Ended	Year Ended	Period Ended
	September 30, 2012		March 31, 2012	March 31, 2011	March 31, 2010 (1)
	(Unaudited)
Net asset value, beginning of period	$ 13.86		$ 13.63	$ 12.46	$ 10.00
Activity from investment operations:
Net investment income (2)	0.08		0.17	0.16	0.12
Net realized and unrealized gain
on investments	0.42		0.77	1.50	2.40
Total from investment operations	0.50		0.94	1.66	2.52

Less distributions from:
Net investment income	(0.08)		(0.24)	(0.16)	(0.03)
Net realized gains	-		(0.47)	(0.33)	(0.03)
Total distributions	(0.08)		(0.71)	(0.49)	(0.06)

Net asset value, end of period	$ 14.28		$ 13.86	$ 13.63	$ 12.46

Total return (3)	3.62%	(4)	7.73%	13.50%	25.32%	(4)

Net assets, at end of period (000's)	$ 71		$ 68	$ 52	$ 46

Ratio of gross expenses to average
net assets (5)	1.26%	(6)	1.28%	1.32%	1.91%	(6)
Ratio of net expenses to average
net assets	0.90%	(6)	0.90%	0.90%	0.90%	(6)
Ratio of net investment income
to average net assets	1.16%	(6)	1.33%	1.28%	1.23%	(6)

Portfolio Turnover Rate	49%	(4)	106%	125%	110%	(4)

(1)						The Great Lakes Disciplined Equity Fund's Class A shares (formerly Wintrust Capital Disciplined Equity Fund') commenced operations on June 1, 2009.
(2)	Per share amounts calculated using the average shares method, which appropriately presents the per share data for the period.
(3)	Total returns shown exclude the effect of applicable sales charges.
(4) Not annualized.
(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.
(6) Annualized.

See accompanying notes to financial statements.

GREAT LAKES
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Great Lakes Disciplined Equity Fund
	Class I

	For the		For the	For the	For the
	Six Months Ended		Year Ended	Year Ended	Period Ended
	September 30, 2012		March 31, 2012	March 31, 2011	March 31, 2010 (1)
	(Unaudited)
Net asset value, beginning of period	$ 13.90		$ 13.70	$ 12.49	$ 10.00
Activity from investment operations:
Net investment income (2)	0.09		0.21	0.21	0.13
Net realized and unrealized gain
on investments	0.43		0.77	1.48	2.43
Total from investment operations	0.52		0.98	1.69	2.56

Less distributions from:
Net investment income	(0.10)		(0.31)	(0.15)	(0.04)
Net realized gains	-		(0.47)	(0.33)	(0.03)
Total distributions	(0.10)		(0.78)	(0.48)	(0.07)

Net asset value, end of period	$ 14.32		$ 13.90	$ 13.70	$ 12.49

Total return	3.73%	(3)	8.05%	13.73%	25.59%	(3)

Net assets, at end of period (000's)	$ 18,675		$ 17,011	$ 18,659	$ 2,585

Ratio of gross expenses to average
net assets (4)	1.02%	(5)	1.03%	1.02%	1.66%	(5)
Ratio of net expenses to average
net assets	0.65%	(5)	0.65%	0.65%	0.65%	(5)
Ratio of net investment income
to average net assets	1.41%	(5)	1.58%	1.60%	1.38%	(5)

Portfolio Turnover Rate	49%	(3)	106%	125%	110%	(3)

(1)						The Great Lakes Disciplined Equity Fund's Class I shares (formerly Wintrust Capital Disciplined Equity Fund) commenced operations on June 1, 2009.
(2)	Per share amounts calculated using the average shares method, which appropriately presents the per share data for the period.
(3) Not annualized.
(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.
(5) Annualized.
See accompanying notes to financial statements.

GREAT LAKES
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Great Lakes Disciplined Equity Fund
	Class Y

	For the		For the	For the	For the
	Six Months Ended		Year Ended	Year Ended	Period Ended
	September 30, 2012		March 31, 2012	March 31, 2011	March 31, 2010 (1)
	(Unaudited)
Net asset value, beginning of period	$ 13.86		$ 13.67	$ 12.48	$ 10.00
Activity from investment operations:
Net investment income (2)	0.10		0.22	0.21	0.16
Net realized and unrealized gain
on investments	0.41		0.77	1.50	2.39
Total from investment operations	0.51		0.99	1.71	2.55

Less distributions from:
Net investment income	(0.10)		(0.33)	(0.19)	(0.04)
Net realized gains	-		(0.47)	(0.33)	(0.03)
Total distributions	(0.10)		(0.80)	(0.52)	(0.07)

Net asset value, end of period	$ 14.27		$ 13.86	$ 13.67	$ 12.48

Total return	3.72%	(3)	8.16%	13.87%	25.52%	(3)

Net assets, at end of period (000's)	$ 49,613		$ 48,233	$ 45,960	$ 22,614

Ratio of gross expenses to average
net assets (4)	0.92%	(5)	0.93%	0.95%	1.56%	(5)
Ratio of net expenses to average
net assets	0.55%	(5)	0.55%	0.55%	0.55%	(5)
Ratio of net investment income
to average net assets	1.50%	(5)	1.68%	1.65%	1.56%	(5)

Portfolio Turnover Rate	49%	(3)	106%	125%	110%	(3)

(1)						The Great Lakes Disciplined Equity Fund's Class Y shares (formerly Wintrust Capital Disciplined Equity Fund) commenced operations on June 1, 2009.
(2)	Per share amounts calculated using the average shares method, which appropriately presents the per share data for the period.
(3) Not annualized.
(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.
(5) Annualized.
See accompanying notes to financial statements.

GREAT LAKES FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited)

September 30, 2012

1.

ORGANIZATION

The Great Lakes Small Cap Opportunity Fund (formerly the Wintrust Capital Small Cap Opportunity Fund) (the “GL Small Cap”) and the Great Lakes Disciplined Equity Fund (formerly the Wintrust Capital Disciplined Equity Fund) (the “GL Disciplined Equity”), collectively the “Funds”, are each a series of shares of beneficial interest of the Northern Lights Fund Trust (the “Trust”), a Delaware statutory trust organized on January 19, 2005.  The Funds are registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), and are each a diversified, open-end management investment company.  The primary investment objective of the GL Small Cap is total return that exceeds the total return of the Russell 2000 Index over long-term market cycles. The primary investment objective of the GL Disciplined Equity is total return that exceeds the total return of the S&P 500 Index over long-term market cycles. The GL Small Cap and the GL Disciplined Equity commenced operations on December 5, 2008 and June 1, 2009, respectively.

The GL Small Cap currently offers Class A and Class I shares, and the GL Disciplined Equity currently offers Class A, Class I and Class Y shares. Class A shares are offered at net asset value plus a maximum sales charge of 5.00%. Purchases of $1 million or more do not pay a front-end sales charge, but may pay a 1.00% contingent deferred sales charge if the shares are redeemed within 12 months of their purchase and a dealer’s commission was paid. Classes I and Y shares are offered at net asset value.  Each class represents an interest in the same assets of the Funds and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges.   All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans.   The Funds’ income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.  The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”).  In the absence of a sale such securities shall be valued at the last bid price on the day of valuation.   Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Investments

GREAT LAKES FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

September 30, 2012

valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services.

In unusual circumstances, instead of valuing securities in the usual manner, securities may be valued at their fair market value as determined in good faith by the Trust’s Fair Value Committee and in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”).   The Board of Trustees (the “Board”) will review the fair value method in use for securities requiring a fair market value determination at least quarterly.    The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.  Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost.  Investments in open-end investment companies are valued at net asset value.

The Funds utilize various methods to measure the fair value of all of their investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

GREAT LAKES FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

September 30, 2012

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of September 30, 2012 for each Fund’s assets and liabilities measured at fair value:

GL Small Cap

Assets *	Level 1	Level 2	Level 3	Total
Common Stock	$ 45,762,323	$ -	$ -	$ 45,762,323
Total	$ 45,762,323	$ -	$ -	$ 45,762,323

GL Disciplined Equity Fund

Assets *	Level 1	Level 2	Level 3	Total
Common Stock	$ 67,610,706	$ -	$ -	$ 67,610,706
Short-Term Investments	697,608	-	-	697,608
Total	$ 68,308,314	$ -	$ -	$ 68,308,314

The Funds did not hold any Level 3 securities during the year.

There were no transfers in to and out of Level 1 and 2 during the current period presented.  It is the Funds’ policy to record transfers into or out of Level 1 and Level 2 at the end of the reporting period.

* Refer to the Portfolios of Investments for industry classification.

Security transactions and related income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis.  Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date or as soon as the Funds are informed of such dividends. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and distributions to shareholders – Dividends from net investment income, if any, are declared and paid annually.  Distributable net realized capital gains, if any, are declared and distributed annually. Dividends to shareholders from net investment income and distributions from net realized gains are recorded on ex-dividend date and are determined in accordance with Federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification.  These reclassifications have no effect on net assets, results from operations or net asset value per share of the Funds.

Expenses – Expenses of the Trust that are directly identifiable to a specific Fund are charged to that Fund.  Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Funds in the Trust.

GREAT LAKES FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

September 30, 2012

Federal income tax – It is each Fund’s policy to continue to qualify as a regulated investment company by complying with the provisions of SubChapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their taxable income and net realized gains to shareholders. Therefore, no Federal income tax provision is required.

The Funds recognize the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has reviewed the tax positions in the open tax years of 2009-2012 and during the six months ended September 30, 2012 and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in the above open tax years.  The Funds identify their major tax jurisdictions as U.S. Federal and Nebraska State.  The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year, the Funds did not incur any interest or penalties. Generally tax authorities can examine tax returns filed for the last three years.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities.  The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred.  However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.

INVESTMENT TRANSACTIONS

For the six months ended September 30, 2012, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to the following:

Fund	Purchases	Sales
GL Small Cap	$ 19,138,582	$ 18,950,304
GL Disciplined Equity	$ 31,893,722	$ 31,088,109

GREAT LAKES FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

September 30, 2012

4. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES

The business activities of the Funds are overseen by the Board, which is responsible for the overall management of the Funds.  Great Lakes Advisors, LLC serves as each Fund’s investment advisor (the “Advisor”). The Advisor has engaged Advanced Investment Partners, LLC (“AIP”) as the sub-advisor to GL Disciplined Equity.  The Funds have employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting, and transfer agent services.  A Trustee and certain officers of the Funds are also officers of GFS, and are not paid any fees directly by the Funds for serving in such capacities.

Pursuant to an Advisory Agreement with each Fund, the Advisor, under the oversight of the Board, directs the daily investment operations of the Funds and supervises the performance of administrative and professional services provided by others.  As compensation for its services and the related expenses borne by the Advisor, the Funds pay the Advisor a management fee, computed and accrued daily and paid monthly, at an annual rate of 0.60% of each Fund’s average daily net assets.  Pursuant to a sub-advisory agreement, the Advisor pays AIP a sub-advisory fee computed and accrued daily and paid monthly.

Pursuant to the Operating Expenses Limitation Agreement (“Waiver Agreement”), the Advisor has contractually agreed, until at least July 31, 2013, to waive advisory fees and, if necessary, reimburse a portion of each Fund’s operating expenses so that the Funds’ normal operating expenses (including the advisory fee, exclusive of any front-end or contingent deferred loads, taxes, brokerage commissions, dividend expense on securities sold short, acquired fund fees and expenses, or extraordinary expenses such as litigation) do not exceed the following per class:

Fund	Class A	Class I	Class Y
GL Small Cap	1.24%	0.99%	N/A
GL Disciplined Equity	0.90%	0.65%	0.55%

These amounts will herein be referred to as the "expense limitations."

During the six months ended September 30, 2012, the Advisor waived $12,906 and $117,768 for GL Small Cap and GL Disciplined Equity, respectively.

If the Advisor waives any fee or reimburses any expenses pursuant to the Waiver Agreement, and a Fund’s operating expenses are subsequently lower than their respective expense limitations, the Advisor shall be entitled to reimbursement by the Fund provided that such reimbursement does not cause the Fund’s operating expense to exceed the respective expense limitations.  If a Fund's operating expenses subsequently exceed the respective expense limitations, the reimbursements for such Fund shall be suspended.  The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the

GREAT LAKES FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

September 30, 2012

extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement).  The Board may terminate this expense reimbursement arrangement at any time. As of September 30, 2012, the Advisor had $150,979 and $541,529 of fee waivers for GL Small Cap and GL Disciplined Equity, respectively subject to recapture which may be recovered by the following dates:

Fund	March 31, 2013	March 31, 2014	March 31, 2015
GL Small Cap	$ 82,678	$ 41,076	$ 27,225
GL Disciplined Equity	$ 122,161	$ 181,629	$ 237,739

The Board has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act.  The Plan provides that a monthly service and/or distribution fee is calculated by each Fund at an annual rate of 0.25% of the average daily net assets attributable to the Class A shares for GL Small Cap, and 0.35% and 0.10% of the average daily net assets attributable to the Class A and Class I shares for GL Disciplined Equity and is paid to Northern Lights Distributors, LLC (the “Distributor”), to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Funds’ shareholder accounts, not otherwise required to be provided by the Advisor.  During the six months ended September 30, 2012, the 12b-1 fees accrued amounted to $15,293 and $8,720 for GL Small Cap and GL Disciplined Equity, respectively.

The Distributor acts as each Fund’s principal underwriter in a continuous public offering of each Fund’s shares.   The Distributor is an affiliate of GFS.  For the six months ended September 30, 2012, the Distributor received $5,097 in underwriting commissions for sales of Class A shares, of which $0 was retained by the principal underwriter or other affiliated broker-dealers.

Effective April 1, 2012, with the approval of the Board, each Fund pays its pro rata share of a total fee of $21,500 per quarter for the Northern Lights Fund Trust to each Trustee who is not affiliated with the Trust or Advisor. Previously, each Fund paid its pro rata share of a total fee of $17,500 per quarter for the Northern Lights Fund Trust to each Trustee who is not affiliated with the Trust or Advisor. Each Fund pays the chairperson of the Audit committee and the Lead Independent Trustee a pro rata share of an additional $2,000 per quarter.  The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees.  None of the executive officers receive compensation from the Trust.

Pursuant to separate servicing agreements with GFS, the Funds pay GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund.  GFS provides a Principal Executive Officer and a Principal Financial Officer to the Funds.

In addition, certain affiliates of GFS provide ancillary services to the Funds as follows:

Northern Lights Compliance Services, LLC (“NLCS”) - NLCS, an affiliate of GFS, provides a

GREAT LAKES FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

September 30, 2012

Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Funds.

GemCom, LLC (“GemCom”) - GemCom, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis.   For the provision of these services, GemCom receives customary fees from the Funds.

5.

DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions for the year ended March 31, 2012 was as follows:

	Ordinary	Long-Term
	Income	Capital Gain	Total
GL Small Cap	$ 4,364,900	$ 3,341,665	$ 7,706,565
GL Disciplined Equity	2,987,272	660,365	3,647,637

The tax character of distributions for the year ended March 31, 2011 was as follows:

	Ordinary	Long-Term
	Income	Capital Gain	Total
GL Small Cap	$ 1,985,534	$ 1,207,521	$ 3,193,055
GL Disciplined Equity	2,128,488	72,954	2,201,442

As of March 31, 2012, the components of distributable earnings/ (deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Post October	Capital Loss		Total
	Ordinary	Long-Term	& Late Year	Carry	Unrealized	Accumulated
	Income	Gains	Losses	Forwards	Appreciation	Earnings/(Deficits)
GL Small Cap	$ 853,253	$ 1,804,092	$ (5,162)	$ -	$4,399,001	$ 7,051,184
GL Disciplined Equity	-	1,181,002	-	-	9,208,867	10,389,869

The difference between book basis and tax basis unrealized appreciation, undistributed net investment income and accumulated net realized gains from security transactions is primarily attributable to the tax deferral of losses on wash sales and real estate investment trust adjustments.

Foreign currency losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes.  The GL Small Cap Fund incurred and elected to defer such foreign currency losses of $5,162.

GREAT LAKES FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

September 30, 2012

Permanent book and tax differences, primarily attributable to real estate investment trust adjustments, the tax treatment of foreign exchange gains (losses) and ordinary income distribution reclasses, resulted in reclassification for the year ended March 31, 2012 as follows:

Accumulated Net Realized
	Undistributed Net	Gain from Security and
	Investment Income	Foreign Currency Transactions
GL Small Cap	$ 25,633	$ (25,633)
GL Disciplined Equity	399,570	(399,570)

6.  RECENT ACCOUNTING PRONOUNCEMENTS

In December 2011, FASB issued ASU No. 2011-11 related to disclosures about offsetting assets and liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented.  Management is currently evaluating the impact this amendment may have on the Funds’ financial statements.

7.  SUBSEQUENT EVENTS

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statements of Assets and Liabilities.   For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.  Management has determined that there were no subsequent events to report through the issuance of these financial statements.

GREAT LAKES FUNDS

EXPENSE EXAMPLES

September 30, 2012 (Unaudited)

As a shareholder of the Great Lakes Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A shares; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Great Lakes Small Cap Opportunity Fund and the Great Lakes Disciplined Equity Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2012 through September 30, 2012.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses.  You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Great Lakes Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads),  Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

			Actual		Hypothetical (5% return before expenses)
Class A	Funds Annualized Expense Ratio	Beginning Account Value 4/1/12	Ending Account Value 9/30/12	Expenses Paid During Period*	Ending Account Value 9/30/12	Expenses Paid During Period*
Great Lakes Small Cap Opportunity Fund	1.24%	$1,000.00	$953.50	$6.07	$1,018.85	$6.28
Great Lakes Disciplined Equity Fund	0.90%	$1,000.00	$1,036.20	$4.59	$1,020.56	$4.56

Class I
Great Lakes Small Cap Opportunity Fund	0.99%	$1,000.00	$955.00	$4.85	$1,020.10	$5.01
Great Lakes Disciplined Equity Fund	0.65%	$1,000.00	$1,037.30	$3.32	$1,021.81	$3.29

Class Y
Great Lakes Disciplined Equity Fund	0.55%	$1,000.00	$1,037.20	$2.81	$1,022.31	$2.79

*Expenses paid during the period are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183 days and divided by 365.

Renewal of Advisory Agreement – Wintrust/Great Lakes*

In connection with a meeting held on August 15, 2012 (the “Meeting”), the Board of Trustees (the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not interested persons of the Trust or interested persons to the investment advisory agreement (the “Independent Trustees”), discussed the renewal of an investment advisory agreement (the “Agreement”) between Great Lakes Advisors, LLC (“the “Adviser”) and the Trust, on behalf of the Great Lakes Disciplined Equity Fund and the Great Lakes Small Cap Fund (each a “Fund” collectively, the “Funds”).  In considering the Agreement, the Adviser had provided the Board with written materials related to the Agreement.

The Board Members were assisted by and relied upon the advice of independent legal counsel throughout the Agreement review process.  The Board also used their own business judgment in assessing and considering the material factors related to the evaluation of the Advisory Agreement and the weight to be given to each such factor.  The Trustees’ conclusions were based on an evaluation of the information provided and were not the result of any one factor.  Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Services.  The Board noted that there had been no changes to the key professionals at the adviser in the last year, and that the Advisor was not proposing any changes to the services that had been provided. The Trustees acknowledged the benefits of the continuity and expertise in Great Lakes Advisors, LLC (“GLA”) management team, and with respect to the Disciplined Equity Fund, GLA’s supervision of the sub-adviser.  The Board considered that the Adviser continues to perform extensive quantitative and public research regarding their investment choices.  The Trustees also discussed that no material compliance issues had arisen during the last year and that the GLA maintains D&O and liability insurance coverage.

Performance.  The Trustees noted that each of the Great Lakes Funds had outperformed its peer group and Morningstar category average over the one year period and since inception.  With respect to the Disciplined Equity Fund, the Board considered the performance of a substantially similar separate account managed by the sub-adviser which also outperformed its peers.  With respect to the Small Cap Fund, the Board considered performance of the Adviser’s small cap equity composite, and noted that it too had outperformed its peers.  They noted that in each case performance was acceptable.  The Board concluded that it was satisfied with the performance.

Fees and Expenses.  Board considered the fees the Funds charged in comparison to the respective peer group and the Morningstar category averages.  With respect to the Disciplined Equity Fund, the Board noted that the Adviser charges a 0.60% annual advisory fee based on the average net assets of the Fund, and that the fee is slightly higher than the Morningstar category average of 0.58%, but that it is lower than its peer group average of 0.62%.  With respect to the Small Cap Fund, the Trustees noted that the Advisor charges 0.60% annual advisory fee based on Fund’s average net assets , and that fee is lower than the peer group average at 0.86% and the Morningstar category average at 0.79%.  The Trustees also acknowledged that the net expense ratio for both Funds were lower than averages in the applicable peer group and the Morningstar category  benchmarks.  The Trustees concluded that the advisory fee was reasonable.

Economies of Scale. The Trustees considered that, with respect to the Disciplined Equity Fund, GLA does not anticipate that it will see meaningful economies of scale in the near term.  The Trustees noted, however, that GLA believes that breakpoints may be realized at or above $1 billion.  With respect to the Small Cap Fund, the Board discussed the Advisor’s reported capacity constraints and noted that while the Adviser believes that the constraints will limit the ability to achieve meaningful economies, that as the Fund continues to grow, the issue should be revisited.  The Trustees concluded that, based on the current size of the Funds, attempts to negotiate breakpoints were not appropriate at this time.  After discussion, the Board’s consensus was that the existing fees were reasonable, but that as the Fund continues to grow, the issue of economies of scale would be monitored and revisited during future renewals.

Profitability.   The Trustees reviewed the profitability analysis provided by Great Lakes.  Based on the information from Great Lakes, the Board noted that the Adviser is realizing a net loss on its management of each Fund.  The Board considered whether, given the net loss, the Adviser would be able to continue to provide quality services to the Funds’ shareholders.  They discussed that, based on their review of the financial information provided, the Adviser appears to be sufficiently capitalized.  Therefore, any concerns about sustainability in the short term were minimized, but the Board agreed that they would revisit the issue in the future.

Conclusion.  Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of independent counsel, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement was in the best interests of the Trust and the shareholders of each Fund.

* Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

Rev. August 2011

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some, but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•

Social Security number and wire transfer instructions

•

account transactions and transaction history

•

investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

•

open an account or deposit money

•

direct us to buy securities or direct us to sell your securities

•

seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•

sharing for affiliates’ everyday business purposes – information about your creditworthiness.

•

affiliates from using your information to market to you.

•

sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Northern Lights Fund Trust does not jointly market.

PROXY VOTING POLICY

Information regarding how the Funds voted proxies relating to portfolio securities for the most recent period ended June 30 as well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling 1-877-942-8434 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-877-942-8434.

INVESTMENT ADVISOR

Great Lakes Advisors, LLC

222 South Riverside Plaza, 28th Floor

Chicago, Illinois 60606

ADMINISTRATOR

Gemini Fund Services, LLC

450 Wireless Blvd.

Hauppauge, New York 11788

Item 2. Code of Ethics.  Not applicable.

Item 3. Audit Committee Financial Expert.  Not applicable.

Item 4. Principal Accountant Fees and Services.  Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Not applicable.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

       Andrew B. Rogers, President

Date

12/10/12

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

        Andrew B. Rogers, President

Date

12/10/12

By (Signature and Title)

/s/ Kevin E. Wolf

       Kevin E. Wolf, Treasurer

Date

12/10/12